UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 31, 2015 (March 25, 2015)
Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Lucas Energy, Inc.’s (the “Company’s”) Annual Meeting of Shareholders was held on March 25, 2015 (the “Meeting”).   At the Meeting, the stockholders (i) elected three director nominees, (ii) authorized the Board of Directors to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five, upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders, prior to the earlier of (a) the one year anniversary of the Meeting; and (b) the date of our 2016 annual meeting of stockholders, (iii) approved the appointment of Hein & Associates LLP, as the Company’s independent registered public accounting firm for the 2015 fiscal year, and (iv) approved the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary, as discussed in greater detail below.

A total of 35,020,515 shares of common stock were issued and outstanding as of the record date of the Meeting, January 30, 2015, and a total of 21,274,246 shares were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on and approved at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on February 9, 2015, the “Proxy”), with the results of such voting as follows:

Proposal		For	Withheld*
1)

The election of three (3) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal

	a) Anthony C. Schnur	21,089,433	184,813
	b) J. Fred Hofheinz	21,084,733	189,513
	c) Fred S. Zeidman	21,093,633	180,613

		For	Against	Abstain*
2)	Authorization for the Board of Directors to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five	20,838,657	414,589	21,000

		For	Against	Abstain*
3)	To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2015	21,123,415	122,320	28,511

		For	Against	Abstain*
4)	Approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above	21,024,285	145,746	104,215

* There were no broker non-votes on these proposals.

ITEM 8.01 OTHER EVENTS.

On March 25, 2015, the Board of Directors of the Company approved the grant to each non-executive member of the Board of Directors (i.e., excluding Anthony C. Schnur, the Chief Executive Officer of the Company) of options to purchase 50,000 shares of the Company’s common stock (100,000 options in total), vesting immediately, with an exercise price equal to $0.22, the closing sales price of the Company’s common stock on the NYSE MKT on March 31, 2015, in all cases subject to the terms and conditions of the Company’s 2012 Stock Incentive Plan, awards under which have previously been registered by the Company on Form S-8.

At the same time, the Board of Directors confirmed the following cash compensation for the Board of Directors for calendar 2015 (which did not change from the consideration approved for calendar 2014): (a) each member of the Board of Directors will be paid $5,000 per calendar quarter ($20,000 per year) for services to the Board of Directors; (b) the Chairman of the Board of Directors will receive an additional $1,000 per quarter; (c) the Chairman of the Compensation Committee and Nominating and Governance Committee will receive an additional $500 per quarter; and (d) the Chairman of the Audit Committee will receive an additional $1,000 per quarter.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

10.1
Form of 2012 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 4.4 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2014, filed with the Securities and Exchange Commission on June 27, 2014 and incorporated herein by reference)(File No. 001-32508)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

March 31, 2015

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1
Form of 2012 Stock Incentive Plan Stock Option Agreement (filed as Exhibit 4.4 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2014, filed with the Securities and Exchange Commission on June 27, 2014 and incorporated herein by reference)(File No. 001-32508)